Inventories	12 Months Ended
Dec. 31, 2019
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Inventories
11.	Inventories

	December 31, 2019	December 31, 2018
Raw materials	13,643	14,980
Work in progress	8,565	8,681
Finished goods and goods for resale	17,565	19,762

Total inventories at the lower of cost and net realisable value	39,773	43,423

During 2019, RUB 1,763 million (2018: RUB 1,162 million, 2017: RUB 470 million) was recognised as an expense within cost of sales for inventories carried at net realisable value. The amount of inventories recognised as an expense during the period was RUB 93,837 million for 2019 (2018: RUB 115,126 million, 2017: RUB 102,613 million).